UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 11, 2003




                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



      Minnesota                          0-944                 41-0783184

(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763)780-4555


                                 Not Applicable
          (Former name or former address, if changed since last report)

     Item 5. Other Events

     On August 11, 2003, the Company issued a press release regarding the TIME1 Clinical Trial. A copy of the press release is filed herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release, dated August 11, 2003, issued by Possis Medical, Inc.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    August 15, 2003

                                             POSSIS MEDICAL, INC.



                                             By:  Eapen Chacko
                                                  Vice President, Finance


                                  EXHIBIT INDEX

Exhibit No.    Description

     99.1 Press Release, dated August 11, 2003, issued by Possis Medical, Inc.